January 5, 2015 Solitaire-Oral Phase 3 Trial Design and Topline Data Developing Well-Differentiated Antibiotics Exhibit 99.2

[  2  ] [  2  ]
Forward Looking Statement
This presentation contains forward-looking statements regarding future events. These statements are just predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially. These risks and uncertainties include, among others: risks related to the costs, sources of funding, timing, regulatory review and results of our studies and clinical trial and those of our strategic partners; our need to obtain additional funding and our ability to obtain future funding on acceptable terms; our anticipated capital expenditures and our estimates regarding our capital requirements; our and our strategic partners’ ability to obtain FDA and foreign regulatory approval of our product candidates; our dependence on the success of solithromycin and TAKSTA; the possible impairment of, or inability to obtain, intellectual property rights and the costs of obtaining such rights from third parties; the unpredictability of the size of the markets for, and market acceptance of, any of our products, including solithromycin and TAKSTA; our ability to produce and sell any approved products and the price we are able to realize for those products; our ability to retain and hire necessary employees and to staff our operations appropriately; our ability to compete in our industry; innovation by our competitors; and our ability to stay abreast of and comply with new or modified laws and regulations that currently apply or become applicable to our business. Please refer to the documents that we file from time to time with the Securities and Exchange Commission.

[  3  ] [  3  ]
Two Differentiated Antibiotics in Late Stage Clinical Development
LEAD INDICATION
FORMULATIONS
GEOGRAPHY
Global
Oral and IV
Oral Suspension for Pediatrics
Community-Acquired Bacterial Pneumonia
(CABP)
Refractory Bone and
Joint Infections
Oral
US
SOLITHROMYCIN
Potent 4
th
Generation Macrolide;
1
st
Fluoroketolide
TAKSTA
TM
Long History of Use in EU
for Bone and Joint Infections
and Skin Infections

[  4  ] [  4  ]
Cephalosporin
(e.g. Ceftriaxone)
Macrolide
(e.g. Azithromycin)
Fluoroquinolone
(e.g., Levofloxacin,
Moxifloxacin)
2
1
Current CABP Therapies Have Use-Limiting Formulations
and Safety Issues
IDSA / ATS Recommends
Broad Spectrum,
Empiric Coverage
1 Freeman, MK. US Pharmacist. July 1, 2013
2 Magill, SS. And CDC and Emory Authors. NEJM 2014. 1198-1208, 2014
•
Requires IV Ceftriaxone
AND Hospitalization
•
No Oral Switch Therapy
Replacement
•
Treatment Failures from Resistant Strain Selection
•
Kill Bowel Flora – Increased frequency of C. difficile Colitis
•
Adverse Tendonitis, Achilles Tendon Rupture, Hepatotoxicity
and Peripheral Neuritis, Retinal Detachment
•
Not Approved for Use in Pediatrics
•
No Longer Used in Several Countries
NO ORAL OPTION NO ORAL OPTION
LACK OF SAFETY LACK OF SAFETY
Issues
Hospitalization Issues
•
23% Hospitalized CABP
Mortality Rate
1
•
Hospital-Acquired
Infections Costs and
Hazards
2
2 Primary Options

[  5  ] [  5  ]
28.0%*
44.0%***
70.5%*
Europe North America Asia
0% 0% 0%
Europe North America Asia
Resistance Drives Need for New Macrolide
*  Morrissey, I. ECCMID 2014. Abstr. P1584                         ***Jones, RN.DMID  2013; 75:107-109.
**  Kim,SH , AAC, 2012 , 56: 1418-1426
% Resistance
AZITHROMYCIN SOLITHROMYCIN
*
MIC 90%
(µg/mL)
>1 >1 >1 0.06 0.25 0.5
China**
96.4%

✓	✗	✓	✓
			✓	✓	✓	✓
			✓	✗	✓	✓
			✓	✓	✗	✓
			✓	✓ ✗	✗	✓
			✓	✓	✗	✓

cempra

[  6  ] [  6  ]
Solithromycin –
Spectrum of Activity That Addresses CABP Pathogens
GRAM ORGANISMS SOLITHROMYCIN AZITHROMYCIN CEFTRIAXONE
LEVOFLOXACIN  or
MOXIFLOXACIN
Positive
Streptococcus
pneumoniae
Negative
Haemophilus
influenzae
Positive
Staphylococcus
aureus
Atypical
Legionella
pneumophila
Atypical
Mycoplasma
pneumoniae
/
Atypical
Chlamydophila
pneumoniae
Solithromycin Has Class-Leading Potency and Spectrum In Vitro Against CABP Pathogens
Azithromycin is Not Used in Monotherapy to Treat Moderate to Severe Pneumonia – Potency,
Spectrum and Resistance Allow Use Only in Simpler Infections or Add-On To Ceftriaxone

[  7  ] [  7  ]
• Blinded, Randomized 1:1, Global
• Soli = 5 days; Avelox = 7 days
TRIAL DESIGN
• 2x Sites + More Countries than Oral
• 7 Day IV: MD Determines Oral Switch
Avelox (moxifloxacin) COMPARATOR Avelox (moxifloxacin)
860 PATIENTS (n) 800
Early Response ITT (Non-Inferiority) PRIMARY ENDPOINT Early Response ITT (Non-Inferiority)
Microbial ITT; Safety; SFU SECONDARY ENDPOINT Microbial ITT; Safety; SFU
Completed Enrollment Q3 2014
Topline Data Announced on Jan 4, 2015
STATUS Update on Enrollment in April 2015
Solithromycin - Solitaire Phase 3 CABP Trials
SOLITAIRE
FORMULATION PRECLINICAL PHASE 1 PHASE 2 PHASE 3
Oral
IV-to-Oral
SOLITAIRE IV-to-ORAL
1
1
Combined Data For NDA
2
2
SOLITAIRE-ORAL

[  8  ] [  8  ]
Randomized 860 Patients Received Either Solithromycin or Moxifloxacin
Solitaire-Oral Phase 3 CABP Study Outline
Randomization stratified by geographic region, history of asthma and/or COPD, and by pneumonia severity index (PORT) risk class
PORT II severity pneumonia capped at 50%
Enrollment of patients <65 years of age limited to 80%
Enrollment of patients outside North America limited to 75%
Treatment and Follow-up
The duration of study drug administration - 5 days for solithromycin and 7 days for moxifloxacin
Assessment of early clinical response (ECR) - 72 hours (-12/+36 hours) after the first dose of study drug
Clinical response evaluated at the End of Treatment (EOT) Visit (last dose of study drug) and the SFU
Visit (5 to 10 days after the EOT) - Short Term Follow up (SFU) is EMA’s primary end point
Long Term Follow Up (LFU) visit for all-cause mortality at 28-35 days after the first dose of study drug

[  9  ] [  9  ]
Randomized (1:1) 860 Patients Received Either Solithromycin or Moxifloxacin:
Solitaire-Oral Phase 3 CABP: Inclusion/Exclusion Criteria
Key Inclusion Criteria Key Exclusion Criteria
Clinical - At least 3 of: cough, dyspnea, purulent
sputum, and chest pain
AND
At least 1 of: fever, hypothermia, rales/ evidence of
consolidation
Hospital- or ventilator-acquired pneumonia
Known viral, fungal pneumonia, CF, TB, Pneumocystis
pneumonia, aspiration pneumonia
No prior antibiotic treatment (past 7 days)
(1 dose of short acting allowed in 25% of the
population)
HIV, current treatment for HCV, myasthenia gravis,
chemotherapy
PORT Class II-IV (score of 51 to 105) QTcF > 450 msec
CrCl < 30 mL/min; AST/ALT/T bili > 2xULN
ANC < 500; Platelets < 50,000
Chest X-Ray:  Lobar/multilobar
infiltrates, or patchy
parenchymal
QTc greater than 450 msec or use of class Ia or III anti-
arrhythmics

[  10  ] [  10  ]
PORT* Score Determination – Measure of Pneumonia Severity
PORT Score Determination
Patient Characteristic Point Assignment
Age One point for each year of age
Female? -10 if yes
Neoplastic disease history? +30, if yes
Liver disease? +20, if yes
Congestive heart disease? +10, if yes
Cerebrovascular disease? +10, if yes
Renal disease? +10, if yes
Altered mental status? +20, if yes
Respiratory rate   30/minute? +20, if yes
Systolic blood pressure <90 mm Hg? +20, if yes
Temperature <35 º C (95ºF) or   40ºC (104ºF) +15, if yes
Pulse 125 +10, if yes
pH <7.35 (from ABG 2 )? +30, if yes
(+0 if ABG not obtained)
Blood urea nitrogen >30 mg/dL (Urea >11
mmol/L)?
+20, if yes
Sodium <130 mmol/L? +20, if yes
Glucose 250 mg/dL (14 mmol/L)? +10, if yes
Hematocrit <30%? +10, if yes
Partial pressure of arterial oxygen <60 mmHg
(from ABG if medically indicated) or oxygen
saturation <90% (by pulse oximetry)?
+10, if yes
Pleural effusion on radiograph? +10, if yes
PORT Score Sum of Applicable Numbers Above
PORT Risk Class Determination
PORT Risk Class PORT Score
I (Ineligible for Study) 0-50
II 51-70
III 71-90
IVa 91-105
IVb - V (Ineligible for
Study)
>105 to 131
*PORT : Patient Outcome Research Team

[  11  ] [  11  ]
Solitaire-Oral Phase 3 Trial: Analysis Populations
Intent-to-treat (ITT) population
All patients who were randomized
Safety population
All patients who received at least one capsule of study drug
Microbial-ITT population (mITT)
All randomized patients who have a baseline bacterial pathogen known to cause CABP
Clinically evaluable (CE) or per-protocol populations
Patients who meet the definition for the ITT population and who follow key protocol procedures
Microbiologically evaluable populations (ME)
Micro-ITT population who follow protocol (intersection of CE and mITT)

[  12  ] [  12  ]
Solitaire-Oral Phase 3 Trial: Primary Objectives and Endpoints
Primary objective and endpoint (for EMA)
Primary objective and endpoint (for FDA)
NI in SFU success rate in the ITT-SFU and CE-SFU populations.
Clinical Success at the SFU visit (Day 5-7 after EOT visit) in the ITT and CE-SFU populations.
Clinical  success was as defined by the investigator.
Noninferiority (NI) in Early Clinical Response (ECR) rate in the ITT population.
Improvement at day 3 to day 5 in at least two of the following symptoms: chest pain, cough, difficulty with sputum production, and dyspnea, without worsening in any symptom.
Symptoms evaluated on a four-point scale—absent, mild, moderate, severe as experienced by the patient—
from baseline to day 3 to day 5 (e.g., from severe to moderate, from moderate to mild, or from mild to absent).

[  13  ] [  13  ]
Solitaire-Oral Phase 3: Symptom Scores for ECR Assessment
Symptom Absent (0) Mild (1) Moderate (2) Severe (3)
Cough
Resolution (to pre-
CABP baseline) or
absence of cough.
Frequent, interferes
with normal activity or
sleep
Constant, interferes
with most or all
activities or sleep
Dyspnea/Shortness of
Breath
Resolution (to pre-
CABP baseline) or
absence of dyspnea
Dyspnea on exertion
(e.g. climbing stairs)
Dyspnea with
normal/routine
activities (e.g.
walking)
Dyspnea at rest or
requiring oxygen
therapy
Chest Pain due to
Pneumonia
Resolution or
absence of chest pain
related to CABP
Transient, does not
interfere with normal
activity
Frequent, interferes
with normal activity or
sleep
Constant, interferes
with most or all
activities or sleep
Difficulty with
Sputum Production
Resolution (to pre-
CABP baseline) or
absence of sputum
production
Sputum production
rarely causes difficulty
or distress
Sputum production
often causes difficulty
or distress
Constant difficulty
with sputum
production
Transient, does not
interfere with normal
activity

[  14  ] [  14  ]
Solitaire-Oral Phase 3 Trial: Secondary Endpoints
Secondary Endpoints:
NI in early clinical response rate at 72 (-12/+36) hours in the pooled mITT population from the two Phase 3 trials.
NI in early clinical response rate at 72 (-12/+36) hours in the individual study mITT population.
Safety and tolerability of oral solithromycin in comparison with oral moxifloxacin.

[  15  ] [  15  ]
Solitaire-Oral Phase 3 Trial: Statistical Considerations
Sample size based on response rate in Phase 2 trial in the ITT analysis population –
90% power
NI margin of 10.0 % at the ECR endpoint at day 3 to day 5 for the ITT population
NI margin for mITT analyses is 12.5% in the pooled population of the two Phase 3 trials
– However, we have analyzed mITT in the single study as a guide
The NI hypothesis test is a 1-sided hypothesis test performed at the 2.5% level of significance, based on the lower limit of the 2-sided 95% confidence interval (CI) for the observed difference in the early clinical response rate (solithromycin group minus the moxifloxacin group).
The CI is calculated using an unadjusted continuity corrected Z-test - If the lower limit of the 95% CI for the difference in response rates in the ITT population is greater than -10%, then solithromycin is NI to moxifloxacin

[  16  ] [  16  ]
Solithromycin Moxifloxacin
58.5 56.7
36.4% 31.6%
53.3% 52.8%
14.6% 14.7%
PORT I* 1* (0.2%) 0
PORT II 209 (49.1%) 223 (51.4%)
PORT III 168 (39.4%) 173 (39.9%)
PORT IV 48 (11.3%) 38 (8.8%)
Solitaire-Oral Phase 3 Trial: Baseline Characteristics and Enrolling
Geographical Regions/Countries
Enrollment by Regions/ Countries
North America 23.7%, Europe 52.1%,
Latin America 12.3%, South Africa 11.9%
Male gender (%)
Mean Age (years)
* PORT score incorrectly calculated by investigator
* PORT score incorrectly calculated by investigator
h/o asthma or COPD
%    65 years of age

[  17  ] [  17  ]
Population
SOLITHROMYCIN MOXIFLOXACIN
Success Rate % Success Rate % Difference 95% CI
ECR-IT T
78.2
(333/426)
77.9
(338/434)
0.29% (-5.5, 6.1)
ECR-PORT
I/II
80.5
(169/210)
80.7
(180/223)
-0.24% (-8.2, 7.7)
ECR-PORT
III/IV
75.9
(164/216)
74.9
(158/211)
1.04% (-7.6, 9.7)
ECR-
Age < 65
77.9
(211/271)
80.8
(240/297)
-2.95% (-10.0, 4.1)
ECR-
Age 65-74
75.3
(70/93)
73.0
(54/74)
2.30% (-12.3, 16.9)
ECR-
Age 75
83.9
(52/62)
69.8
(44/63)
14.03% (-2.1, 30.2)
Solitaire-Oral Phase 3 Trial:
Primary Objective (FDA) - Early Clinical Response (ECR) in ITT
Populations (& Subgroups)

[  18  ] [  18  ]
Population
SOLITHROMYCIN MOXIFLOXACIN
Success Rate % Success Rate % Difference 95% CI
SFU-ITT
84.5
(360/426)
86.6
(376/434)
-2.13% (-7.1, 2.8)
SFU-CE
88.1
(342/388)
91.3
356/390
-3.14% (-7.7, 1.4)
SFU-ITT
PORT II
86.2
(181/210)
89.2
(199/223)
-3.05% (-9.7, 3.6)
SFU-ITT
PORT III/IV
82.9
(179/216)
83.9
(177/211)
-1.02% (-8.5, 6.5)
SFU-CE
PORT II
89.3
(175/196)
92.1
(187/203)
-2.83% (-9.0, 3.4)
SFU-CE
PORT III/IV
87.0
(167/192)
90.4
(169/187)
-3.40% (-10.3, 3.5)
Solitaire-Oral Phase 3 Trial:
Secondary Objective (FDA, Primary for EMA) - Short Term Follow
Up (SFU) in ITT Populations (& Subgroups)

[  19  ] [  19  ]
Population
SOLITHROMYCIN MOXIFLOXACIN
Favors
Moxifloxacin
Favors
Solithromycin
Success Rate
%
Success Rate
%
Delta
(CI)
ECR-IT T
78.2
(333/426)
77.9
(338/434)
+0.24
(-5.5, 6.1)
ECR-PORT
III/IV
75.9
(176/235)
74.98
(178/226)
+1.04
(-7.6, 9.7)
ECR-
Age 65-74
75.3
(70/93)
73.0
(54/74)
+2.30
(-12.3, 16.9)
ECR-
Age    75
83.9
(52/62)
69.8
(44/63)
+14.03
(-2.1, 30.2)
Solitaire-Oral Phase 3 Trial:
ECR-ITT Results Sub-Grouped To Demonstrate Efficacy in Older Age
Groups
-12  -10  -8  -6  -4  -2   0   2   4   6   8   10  12
Treatment difference

[  20  ] [  20  ]
Population
SOLITHROMYCIN MOXIFLOXACIN
Success Rate % Success Rate %
Delta CI
ECR-mITT
74.9
(176/235)
78.8
(178/226)
-3.87 (-12.0, 4.3)
Solitaire-Oral Phase 3 Trial:
Secondary Objective for FDA - Demonstration of NI for mITT
mITT analysis will be finalized after the second study to generate the pooled weighted mITT
First data set where we have met the non-inferiority endpoint
In the second Phase 3 trial the drug is administered intravenously for 7 days of treatment, not 5 days as in the oral study
Solithromycin 400 mg dose is 63% orally bioavailable (better than 38% for azithromycin) but is less than the 86% for moxifloxacin. In the Solitaire-IV trial, both drugs will be administered intravenously at the same dose for the same duration

[  21  ] [  21  ]
Solithromycin
800/400 mg QD
(N=424)
Moxifloxacin
400 mg QD
(N=432)
Any Treatment-Emergent Adverse Event (TEAE) 155 (36.6%) 154 (35.6%)
Any Study Drug Related TEAE 43 (10.1%) 54 (12.5%)
Any Serious Adverse Event (SAE) 28 (6.6%) 27 (6.3%)
Premature Discontinuation of Study Drug from
Adverse Events
16 (3.8%) 13 (3.0%)
Deaths 6 (1.4%) 6 (1.4%)
Solitaire-Oral Phase 3 Trial: Safety Outcomes
Solithromycin Demonstrated an Acceptable Safety and Tolerability Profile,
Comparable to Moxifloxacin
No SAEs attributed to Solithromycin

Solithromycin
800/400 mg QD
(N=424)
Moxifloxacin
400 mg QD
(N=432)
Headache 4.5% 2.5%
Diarrhea 4.2% 6.5%*
Nausea 3.5% 3.9%
Emesis 2.4% 2.3%
Dizziness 2.1% 1.6%
ALTs** - Grade 3 4.6% 2.1%
Grade 4 0.5% 1.2%
Solitaire-Oral Phase 3 Trial: Treatment Emergent Adverse Events
* Not included in the diarrhea definition are 2 patients with C. difficile associated diarrhea, both of whom received moxifloxacin
** No patient in either arm of the study developed treatment emergent elevation of both ALT
and bilirubin as defined by Hy’s Law criteria.   Observed ALT elevations reversible and
asymptomatic
[  22  ] [  22  ]

[  23  ] [  23  ]
Primary and Secondary Objectives and Endpoints Were Met for the FDA and the EMA
Solitaire-Oral Phase 3 Trial: Conclusion
These data will be combined with the data from the Solitaire IV Phase 3 study when that study is completed to submit the NDAs to the FDA and the EMA
CABP definition and objectives and endpoints are similar between the two studies
Solitaire-IV  is enrolling more patients with PORTIII/IV pneumonia (75%) than in the
Solitaire-Oral study (50%) and treatment is for 7 days for both drugs